EXHIBIT 10(b)

                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                           FIVE YEAR CREDIT AGREEMENT

                                                       Dated as of June 26, 2001

            AMENDMENT NO. 1 TO THE FIVE YEAR CREDIT AGREEMENT among The Interpublic Group of Companies, Inc., a Delaware corporation (the "COMPANY"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS") and Citibank, N.A., as administrative agent (the "AGENT") for the Lenders.

            PRELIMINARY STATEMENTS:

            (1) The Company, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of June 27, 2000 (the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

            (2) The Company and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendments to Credit Agreement The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

            (a) The definitions of "COMMITTED CURRENCIES", "EBITDA", "EUROCURRENCY RATE", "LIBO RATE" and "REFERENCE BANKS" in Section 1.01 are in full to read as follows:

                  "COMMITTED CURRENCIES" means lawful currency of the United
            Kingdom of Great Britain and Northern Ireland, lawful currency of the Federal Republic of Germany, lawful currency of the Republic of France, lawful currency of The Swiss Federation, lawful currency of Japan, Euro and any other currency requested by the applicable Borrower that can be provided by all Lenders.

                  "EBITDA" means, for any period, net income (or net loss) PLUS the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, in each case determined in accordance with GAAP for such period, (e) restructuring and other merger related charges, (f) costs related to the acquisition of Deutsch, Inc. and its Affiliates, (g) investment impairment charges, in the case of (e), (f) and (g), as recorded in the financial statements of the Company and its Consolidated Subsidiaries in accordance with GAAP for the fiscal quarters ended September 30, 2000, December 31, 2000 and March 31, 2001 and (h) non-recurring charges up to an aggregate amount of $100,000,000, as recorded in the financial statements of the Company and its Consolidated Subsidiaries in accordance with GAAP for the six months ended September 30, 2001.

                  "EUROCURRENCY RATE" means, for any Interest Period for each
            Eurocurrency Rate Advance comprising part of the same Revolving Credit Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a)(i) in the case of any Revolving Credit Borrowing denominated in Dollars or any Committed Currency other than Euro, the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) appearing on Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars or the applicable Committed Currency at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole

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            multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the respective rates per annum at which deposits in Dollars or the applicable Committed Currency are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurocurrency Rate Advance comprising part of such Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period (subject, however, to the provisions of Section 2.08) or (ii) in the case of any Revolving Credit Borrowing denominated in Euro, the EURIBO Rate by (b) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period.

                  "LIBO RATE" means, for any Interest Period for all LIBO Rate
            Advances comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a)(i) in the case of any Competitive Bid Borrowing denominated in Dollars or any Committed Currency other than Euro, the rate per annum (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) appearing on Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars or the applicable Committed Currency at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the respective rates per annum at which deposits in Dollars or the applicable Committed Currency are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the amount that would be the Reference Banks' respective ratable shares of such Borrowing if such Borrowing were to be a Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period (subject, however, to the provisions of Section 2.08) or (ii) in the case of any Competitive Bid Borrowing denominated in Euro, the EURIBO Rate by (b) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period.

                  "REFERENCE BANKS" means Citibank, HSBC Bank USA and The Chase
            Manhattan Bank.

            (b) [Intentionally omitted].

            (c) Section 1.01 is further amended by adding thereto in appropriate alphabetical order, the following definitions:

                  "EURIBO RATE" means, for any Interest Period, the rate per annum appearing on Telerate Markets Page 248 (or on any successor or substitute page, or any successor to or substitute for Telerate Markets, providing rate quotations comparable to those currently provided on such page of Telerate Markets, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euro by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euro) at approximately 10:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in Euro with a maturity comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the respective rates per annum at which deposits in Euros are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal (x) in the case of Revolving Credit Borrowings, to such Reference Bank's Eurocurrency Rate Advance comprising part of such Revolving Credit Borrowing to be outstanding during such Interest Period

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            and for a period equal to such Interest Period (subject, however, to the provisions of Section 2.08) or (y) in the case of Competitive
            Bid Borrowings, to the amount that would be the Reference Banks' respective ratable shares of such Borrowing if such Borrowing were to be a Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period (subject, however, to the provisions of Section 2.08).

                  "EURO" means the lawful currency of the European Union as
            constituted by the Treaty of Rome which established the European Community, as such treaty may be amended from time to time and as referred to in the EMU legislation.

            (d) Section 2.02 is amended (i) by deleting the phrase "11:00 A.M. (New York City time) on the third Business Day" in clause (x) and substituting therefor the phrase "10:00 A.M. (New York City time) on the second Business Day" and (ii) by deleting the time "11:00 A.M. (New York City time) in clause (z) and substituting therefor the time "12:00 noon (New York City time)".

            (e) Section 2.10(a) is amended by deleting the phrase "at least two Business Days prior to the date of such prepayment" and substituting therefor the phrase "at least one Business Day prior to the date of such prepayment".

            (f) Section 5.02(a) is amended by (i) deleting the word "and" at the end of clause (x), (ii) adding the word "and" at the end of clause (xi) and
(iii) adding a new clause (xii) to read as follows:

                  (xii) any legal or contractual right of set-off or any
            contractual right to charge the accounts of the Company or any of its Consolidated Subsidiaries to effect the payment of amounts due in respect of any Debt or financing arrangement.

            (g) Section 6.01(d) is amended in full to read as follows:

            (d) The Company or any of its Consolidated Subsidiaries shall fail to pay any principal of or premium or interest on any Debt (but excluding Debt outstanding hereunder and Debt owed solely to the Company or to a Consolidated Subsidiary) of the Company or such Consolidated Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument creating or evidencing such Debt; or any other event shall occur or condition shall exist under any agreement or instrument creating or evidencing any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; PROVIDED that the aggregate principal amount (or, in the case of any payment default, failure or other event in respect of a Hedge Agreement, the net amount due and payable under such Hedge Agreement as of the date of such payment default, failure or event) of all Debt as to which any such payment defaults (whether or not at stated maturity thereof), failures or other events shall have occurred and be continuing exceeds $10,000,000, PROVIDED, FURTHER, that if any of the actions or events set forth above in this subsection (d) shall be taken in respect of, or occur with respect to, a Consolidated Subsidiary, such action or event shall not be the basis for or give rise to an Event of Default under this subsection (d) until five Business Days after the chief executive officer, chief operation officer, principal financial officer or principle accounting officer of the Company knows or has reason to know of the occurrence of such action or event if (x) the assets or revenues of such Consolidated Subsidiary and its Consolidated Subsidiaries, taken as a whole, comprise 5% or less of the assets or revenues, respectively, of the Company and its

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            Consolidated Subsidiaries, taken as a whole, and (y) the aggregate assets and revenues of all Consolidated Subsidiaries otherwise subject to such actions or events set forth above do not comprise more than 15% of the assets or revenues, respectively, of the Company and its Consolidated Subsidiaries taken as a whole; or

            (h) Section 6.01(e) is amended in full to read as follows:

                  (e) The Company or any of its Consolidated Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of its Consolidated Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company or any of its Consolidated Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); PROVIDED, that if any of the actions or events set forth above in this subsection (e) shall be taken in respect of, or occur with respect to, a Consolidated Subsidiary, such action or event shall not be the basis for or give rise to an Event of Default under this subsection (e) if (x) the assets or revenues of such Consolidated Subsidiary and its Consolidated Subsidiaries, taken as a whole, comprise 5% or less of the assets or revenues, respectively, of the Company and its Consolidated Subsidiaries, taken as a whole, and (y) the aggregate assets and revenues of all Consolidated Subsidiaries otherwise subject to such actions or events set forth above do not comprise more than 15% of the assets or revenues, respectively, of the Company and its Consolidated Subsidiaries taken as a whole; or

            SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, on or before June 26, 2001 the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

            SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY The Company represents and warrants as follows:

                  (a) The Company is a corporation duly organized, incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

                  (b) The execution, delivery and performance by the Company of this Amendment and the Credit Agreement, as amended hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of applicable law or regulation or the certificate of incorporation of the company or any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the

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            Company or any of its Consolidated Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment, the Credit Agreement or any of the Notes to which it is or is to be a party, as amended hereby.

                  (d) This Amendment has been duly executed and delivered by the
            Company. This Amendment and each of the Credit Agreement and the Notes to which the Company is or is to be a party, as amended hereby, are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                  (e) There is no action, suit, investigation, litigation or proceeding pending against, or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note, as amended hereby, or the consummation of any of the transactions contemplated hereby.

            SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

            SECTION 5. Costs and Expenses The Company agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
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                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


                                        By
                                           -------------------------------------
                                           Title:


                                        CITIBANK, N.A.,
                                        as Agent and as Lender

                                        By
                                           -------------------------------------
                                           Title:


                                        Bank of America, N.A.
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:


                                        Bank of New York
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:


                                        Suntrust Bank
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:


                                        Lloyds TSB Bank PLC
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:


                                        KeyBank National Association
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:


                                         HSBC Bank USA
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:

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                                        Fleet National Bank
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:


                                        The Chase Manhattan Bank
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}

                                        By
                                           -------------------------------------
                                           Title:


                                        Barclays Bank PLC
                                        ----------------------------------------
                                        {TYPE OR PRINT NAME OF INSTITUTION}


                                        By
                                           -------------------------------------
                                           Title: